Supplement Dated January 4, 2010
To The Statement of Additional Information
Dated April 6, 2009

JNL® Series Trust

Please note that the changes apply to your variable annuity and/or variable life product(s).

Effective December 18, 2009, please remove all references to J. Kevin Kenely.

Effective January 1, 2010, on page 46, please delete the first paragraph in its entirety in the section entitled “Trustee Compensation” and add the following paragraph in its place:

Trustee Compensation

The Trustee who is an “interested person” receives no compensation from the Trust.  Effective January 1, 2010, each disinterested Trustee (except the Chairman of the Board) is paid by the Funds an annual retainer of $90,000, as well as a fee of $7,000 for each meeting of the Board of Trustees attended.  The Chairman of the Board of Trustees receives an annual retainer of $120,000, as well as a fee of $7,000 for each meeting of the Board of Trustees attended.  The Chair of the Audit Committee receives an additional annual retainer of $15,000 for her services in that capacity.  The members of the Audit Committee receive $2,500 for each in-person or telephonic Audit Committee meeting.  The Chair of the Governance Committee receives an additional annual retainer of $15,000 for his services in that capacity.  The members of the Governance Committee will receive $2,500 for each in-person or telephonic Governance Committee meeting.  If a Trustee participates in a Board meeting by telephone, the Trustee will receive half of the meeting fee.

Effective January 1, 2010, on pages 122 and 123, please delete the rows for JNL/AIM Large Cap Growth Fund, JNL/AIM Small Cap Growth Fund, JNL/Credit Suisse Commodity Securities Fund and JNL/Lazard Emerging Markets Fund and add the following rows in its place:

FUND	ASSETS	FEES
JNL/AIM Large Cap Growth Fund12	$0 to $150 million Over $150 million	.40% .35%
JNL/AIM Small Cap Growth Fund13	$0 to $500 million Over $500 million	.60% .55%
JNL/Credit Suisse Commodity Securities Fund	$0 to $100 million $100 million to $400 million Over $400 million	.40% .29% .20%
JNL/Lazard Emerging Markets Fund	$0 to $50 million $50 million to $200 million $200 million to $750 million Over $750 million	.75% .65% .60% .55%

12 For the purpose of calculating the sub-adviser fee for the JNL/AIM Large Cap Growth Fund, assets must be combined with assets of the JNL/AIM Global Real Estate Fund, the JNL/AIM International Growth Fund, and the JNL/AIM Small Cap Growth Fund.  For combined net assets greater than $1 billion, the sub-adviser fee will be 0.35% on all assets of the JNL/AIM Large Cap Growth Fund.
13 For the purpose of calculating the sub-adviser fee for the JNL/AIM Small Cap Growth Fund, assets must be combined with assets of the JNL/AIM Global Real Estate Fund, the JNL/AIM International Growth Fund, and the JNL/AIM Large Cap Growth Fund, collectively.  For combined net assets greater than $1 billion, the sub-adviser fee will be 0.60% on net assets up to $250 million and 0.55% on net assets greater than $250 million for the JNL/AIM Small Cap Growth Fund.

This Supplement is dated January 4, 2010.

(To be used with V3180 04/09 and V3180PROXY 04/09.)

CMX4823 01/10